SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2005

                              Compuware Corporation
             (Exact name of registrant as specified in its charter)

                                    Michigan
                 (State or other jurisdiction of incorporation)

       000-20900                                          38-2007430
(Commission File Number)                       (IRS Employer Identification No.)

                   One Campus Martius, Detroit, MI 48226-5099
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (313) 227-7300

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01: Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits

            99.1  Press Release, dated January 25, 2005.

            99.2  Transcript of conference call held on January 25, 2005.

Item 2.02: Results of Operations and Financial Condition.

      On January 25, 2005, Compuware Corporation issued a press release announcing its financial results for the quarter ended December 31, 2004 and certain other information. A copy of the press release is furnished with this Report as Exhibit 99.1.

      A transcript of the conference call held on January 25, 2005 is furnished with this Report as Exhibit 99.2. Certain statements made during the conference call and contained in the transcript that are not historical facts, including those regarding the Company's future plans, objectives and expected performance, are "forward-looking statements" within the meaning of the federal securities laws. These forward-looking statements represent our outlook only as of the date of the conference call. While we believe any forward-looking statements we have made are reasonable, actual results could differ materially since the statements were based on our then-current expectations and are subject to risks and uncertainties. These risks and uncertainties are discussed in the Company's reports filed with the Securities and Exchange Commission. You should refer to and consider these factors when relying on such forward-looking information. The Company does not undertake, and expressly disclaims any obligation, to update or alter its forward-looking statements whether as a result of new information, future events or otherwise, except as required by applicable law. 1


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

January 25, 2005                                     COMPUWARE CORPORATION

                                                     By: /s/ Laura L. Fournier
                                                         ---------------------
                                                     Laura L. Fournier
                                                     Senior Vice President
                                                     Chief Financial Officer


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

                                  EXHIBIT INDEX


Number                     Description

99.1     Press Release, dated January 25, 2005.

99.2     Transcript of conference call held on January 25, 2005.


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

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In Thousands)

                                                                              AS OF DECEMBER 31,
                                                                       ---------------------------------
                                    ASSETS
                                                                          2004                    2003
                                                                       ----------             ----------
CURRENT ASSETS:
  Cash and cash equivalents                                            $  419,567             $  367,199
  Investments                                                             194,719                175,043
  Accounts receivable, net                                                431,701                427,433
  Deferred tax asset, net                                                  34,233                 33,450
  Income taxes refundable, net                                             23,578                 21,848
  Prepaid expenses and other current assets                                24,756                 16,991
  Building - available for sale                                            19,702
                                                                       ----------             ----------
          Total current assets                                          1,148,256              1,041,964
                                                                       ----------             ----------

INVESTMENTS                                                               122,481                117,386
                                                                       ----------             ----------

PROPERTY AND EQUIPMENT, LESS ACCUMULATED
  DEPRECIATION AND AMORTIZATION                                           424,524                427,561
                                                                       ----------             ----------

CAPITALIZED SOFTWARE, LESS ACCUMULATED
  AMORTIZATION                                                             55,715                 44,220
                                                                       ----------             ----------

OTHER:
  Accounts receivable                                                     250,973                244,228
  Deferred tax asset, net                                                  15,676                 57,194
  Goodwill                                                                297,108                213,083
  Other                                                                    36,104                 25,718
                                                                       ----------             ----------
          Total other assets                                              599,861                540,223
                                                                       ----------             ----------

TOTAL ASSETS                                                           $2,350,837             $2,171,354
                                                                       ==========             ==========

                    LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
  Accounts payable                                                     $   25,730             $   28,194
  Accrued expenses                                                        188,631                196,584
  Deferred revenue                                                        293,176                263,589
                                                                       ----------             ----------
          Total current liabilities                                       507,537                488,367

DEFERRED REVENUE                                                          339,140                291,542

ACCRUED EXPENSES                                                           18,890                 18,798
                                                                       ----------             ----------
          Total liabilities                                               865,567                798,707
                                                                       ----------             ----------

SHAREHOLDERS' EQUITY:
  Common stock                                                              3,873                  3,842
  Additional paid-in capital                                              738,165                715,071
  Retained earnings                                                       730,871                647,193
  Foreign currency translation adjustment                                  12,361                  6,541
                                                                       ----------             ----------
          Total shareholders' equity                                    1,485,270              1,372,647
                                                                       ----------             ----------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                             $2,350,837             $2,171,354
                                                                       ==========             ==========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.


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

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                      (In Thousands, Except Per Share Data)

                                                                             QUARTER ENDED                     NINE MONTHS ENDED
                                                                              DECEMBER 31,                        DECEMBER 31,
                                                                      --------------------------         --------------------------

                                                                         2004             2003              2004             2003
                                                                      ---------        ---------         ---------        ---------
REVENUES:
  Software license fees                                               $  98,996        $  80,678         $ 218,761        $ 195,361
  Maintenance fees                                                      108,658          102,940           316,930          303,913
  Professional services fees                                            122,881          134,567           377,365          427,676
                                                                      ---------        ---------         ---------        ---------
       Total revenues                                                   330,535          318,185           913,056          926,950
                                                                      ---------        ---------         ---------        ---------

OPERATING EXPENSES:
  Cost of software license fees                                           5,403            8,285            21,289           23,328
  Cost of professional services                                         105,734          123,767           337,518          399,814
  Technology development and support                                     33,907           41,640           115,587          124,398
  Sales and marketing                                                    84,441           82,117           234,496          227,167
  Administrative and general                                             48,321           50,245           148,735          158,074
                                                                      ---------        ---------         ---------        ---------
       Total operating expenses                                         277,806          306,054           857,625          932,781
                                                                      ---------        ---------         ---------        ---------

INCOME (LOSS) FROM OPERATIONS                                            52,729           12,131            55,431           (5,831)

OTHER INCOME                                                              5,191            4,988            13,675           14,735
                                                                      ---------        ---------         ---------        ---------

INCOME BEFORE INCOME TAXES                                               57,920           17,119            69,106            8,904

INCOME TAX PROVISION (BENEFIT)                                           16,218           (4,706)           19,350           (7,006)
                                                                      ---------        ---------         ---------        ---------

NET INCOME                                                            $  41,702        $  21,825         $  49,756        $  15,910
                                                                      =========        =========         =========        =========

DILUTED EPS COMPUTATION
Numerator:  Net income                                                $  41,702        $  21,825         $  49,756        $  15,910
                                                                      ---------        ---------         ---------        ---------
Denominator:
  Weighted-average common shares outstanding                            387,211          384,090           386,475          382,550
  Dilutive effect of stock options                                        1,609            1,852             1,785            1,753
                                                                      ---------        ---------         ---------        ---------
  Total shares                                                          388,820          385,942           388,260          384,303
                                                                      ---------        ---------         ---------        ---------
Diluted EPS                                                           $    0.11        $    0.06         $    0.13        $    0.04
                                                                      =========        =========         =========        =========


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

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                      CONSOLIDATED STATEMENT OF CASH FLOWS
                                 (In Thousands)

                                                                                                           NINE MONTHS ENDED
                                                                                                               DECEMBER 31,
                                                                                                       ----------------------------
                                                                                                          2004               2003
                                                                                                       ---------          ---------
CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
  Net income                                                                                           $  49,756          $  15,910
  Adjustments to reconcile net income to cash provided
      by operations:
      Depreciation and amortization                                                                       43,654             39,994
      Tax benefit from exercise of stock options                                                             372                175
       Issuance of common stock to ESOP                                                                    4,872
      Acquisition tax benefits                                                                             5,406              5,275
      Deferred income taxes                                                                               11,397                804
      Other                                                                                                2,015              3,012
      Net change in assets and liabilities, net of effects from acquisitions:
        Accounts receivable                                                                               (6,634)           144,406
        Prepaid expenses and other current assets                                                         (2,341)               876
        Other assets                                                                                       1,968              5,204
        Accounts payable and accrued expenses                                                            (24,936)            (6,984)
        Deferred revenue                                                                                   6,908            (72,429)
        Income taxes                                                                                      10,362            (10,947)
                                                                                                       ---------          ---------
             Net cash provided by operating activities                                                   102,799            125,296
                                                                                                       ---------          ---------

CASH FLOWS USED IN INVESTING ACTIVITIES:
  Purchase of:
      Business                                                                                          (104,993)
      Property and equipment:
           Headquarters facility                                                                          (7,073)           (50,497)
           Other                                                                                         (15,628)            (5,500)
      Capitalized software                                                                               (16,431)            (9,165)
  Investments:
      Proceeds                                                                                           157,927            275,344
      Purchases                                                                                         (164,953)          (302,353)
                                                                                                       ---------          ---------
             Net cash used in investing activities                                                      (151,151)           (92,171)
                                                                                                       ---------          ---------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from exercise of stock options                                                              1,283              1,179
  Contribution to stock purchase plans                                                                     6,111              6,468
  Repurchase of common stock                                                                                (996)
                                                                                                       ---------          ---------
             Net cash provided by financing activities                                                     7,394              6,651
                                                                                                       ---------          ---------

 EFFECT OF EXCHANGE RATE CHANGES ON CASH                                                                   5,609              7,957
                                                                                                       ---------          ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                                     (35,349)            47,733

CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                                                         454,916            319,466
                                                                                                       ---------          ---------

CASH AND CASH EQUIVALENTS AT END OF PERIOD                                                             $ 419,567          $ 367,199
                                                                                                       =========          =========

Note: Certain amounts in prior periods have been reclassified to conform to the current presentation.

                     COMPUWARE CORPORATION AND SUBSIDIARIES
                             OPERATIONAL HIGHLIGHTS
                          (dollar amounts in thousands)

                                                            QUARTER ENDED
                                                     ----------------------------                  QUARTER ENDED
                                                     DECEMBER 31,    DECEMBER 31,       YR - YR     SEPTEMBER 30,      QTR - QTR
                                                        2004             2003          % Change         2004           % Change
                                                     ----------      ------------      --------    --------------      ---------
License Fees:
Distributed Product License Fees
  DevPartner                                          $  4,157         $  6,901          (39.8%)      $  3,929            5.8%
  QACenter and File-AID Client/Server                    7,150            6,173           15.8%          5,961           19.9%
  UNIFACE and Optimal                                    5,080            5,496           (7.6%)         3,295           54.2%
  Vantage                                               11,544           11,610           (0.6%)         7,635           51.2%
  IT Governance                                          2,900              --             N/A           1,657           75.0%
                                                      --------         --------                       --------
  Total Distributed Product License Fees                30,831           30,180            2.2%         22,477           37.2%
  Mainframe Product License Fees                        68,165           50,498           35.0%         43,185           57.8%
                                                      --------         --------                       --------
Total License Fees                                      98,996           80,678           22.7%         65,662           50.8%

Maintenance Fees                                       108,658          102,940            5.6%        104,771            3.7%
                                                      --------         --------                       --------
Total Products Revenue                                $207,654         $183,618           13.1%       $170,433           21.8%
                                                      ========         ========                       ========


Total Mainframe Products Revenue                      $151,885         $135,943           11.7%       $126,096           20.5%
Total Distributed Products Revenue                    $ 55,769         $ 47,675           17.0%       $ 44,337           25.8%

Total Products Revenue by Geography
  North America                                       $114,237         $ 97,003           17.8%       $ 95,644           19.4%
  International                                       $ 93,417         $ 86,615            7.9%       $ 74,789           24.9%

Product Releases
  Mainframe                                                  4                4            0.0%              2          100.0%
  Distributed                                                9               16          (43.8%)             6           50.0%

Total Costs of Software Products                      $123,751         $132,042           (6.3%)      $128,188           (3.5%)

Professional Services
  Professional Services Revenue                       $122,881         $134,567           (8.7%)      $125,035           (1.7%)
  Contribution Margin                                     14.0%             8.0%                           9.7%
  Billable Headcount                                     3,884            4,707          (17.5%)         3,949           (1.6%)

Total Company Headcount                                  8,109            9,097          (10.9%)         8,446           (4.0%)


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